Exhibit 10.4.11
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 27, 2011, among Graham Packaging Company, L.P., a Delaware limited partnership (the “Company”), GPC Capital Corp. I, a Delaware corporation (the “Corporate Co-Issuer” and, together with the Company, the “Issuers”), Graham Packaging Holdings Company, a Pennsylvania limited partnership (“Holdings”), and the subsidiaries of the Company listed on Schedule A hereto (the “Subsidiary Guarantors”, and together with Holdings, the “Guarantors”) and The Bank of New York Mellon, a New York banking corporation, as successor to The Bank of New York, as trustee under the indenture referred to below (the “Trustee”).
RECITALS
     WHEREAS the Issuers, the Guarantors, and the Trustee have heretofore executed an Indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of October 7, 2004, providing for the issuance of the Issuers’ 9 7/8% Senior Subordinated Notes due 2014 (the “Notes”), initially in the aggregate principal amount of $375,000,000;
     WHEREAS, the Issuers have distributed an Offer to Purchase and Consent Solicitation Statement, dated July 6, 2011, as supplemented by Supplement No. 1 to the Offer to Purchase and Consent Solicitation Statement (the “Statement”), and accompanying Consent Letter, dated July 6, 2011 (the “Consent Letter”) to the Holders of the Notes in connection with a proposed amendment to the Indenture, as further described in the Statement (the “Proposed Amendments”), that provides for the addition of the definition of “Rank” and the revision of the definition of “Permitted Holders” under Section 1.01 of the Indenture;
     WHEREAS, the Holders of a majority of the aggregate outstanding principal amount of the Notes outstanding have consented to the Proposed Amendments;
     WHEREAS pursuant to Section 9.02 of the Indenture, the Trustee, the Issuers and the Guarantors are authorized to execute and deliver this Supplemental Indenture;
     WHEREAS, the Issuers and the Guarantors desire to amend the Indenture, as set forth in Section 1 hereof; and
     WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate and other action on the part of the Issuers and the Guarantors.
     Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained and intending to be legally bound, the Issuers, the Guarantors and the Trustee mutually covenant and agree as follows:
1.	Amendments of the Indenture.
     The following amendments to Section 1.01 of the Indenture shall automatically become operative upon (i) the Settlement Date (as described in the Statement) for the Notes and related consents and (ii) the acceptance for purchase by the Issuers of all Notes validly tendered (and not validly withdrawn) and acceptance for payment by the Issuers of the related consents that are validly delivered (and not validly revoked) as described in the Statement (the “Amendment Operative Time”).
(a)	The following new definition will be inserted alphabetically into Section 1.01 of the Indenture:
“Rank” means (i) Mr. Graeme Richard Hart (or his estate, heirs, executor, administrator or other personal representative, or any of his immediate family members or any trust, fund or other entity which is controlled by his estate, heirs or any of his immediate family members), and any of his or their Affiliates (each a “Rank Party”) and (ii) any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) with any Rank Party; provided that in the case of (ii) (x) any Rank Party owns a majority of the voting power of the Voting Stock of the Issuers or any direct or indirect parent of the Issuers, as applicable, (y) no other Person has beneficial ownership of any of the Voting Stock included in determining whether the threshold set forth in clause (x) has been satisfied and (z) any Rank Party controls a majority of the Board of Directors of each of the Issuers or any direct or indirect parent of the Issuers, as applicable.
(b)	The definition of “Permitted Holders” set forth in Section 1.01 of the Indenture is hereby deleted and replaced with the following:
“Permitted Holders” means, at any time, each of (i) the Sponsors and their Affiliates (not including, however, any portfolio companies of any of the Sponsors), (ii) the Management Group, with respect to not more than 10% of the total voting power of the Equity Interests of the Parent Guarantor, (iii) Graham Alternative Investment Partners and (iv) Rank. Any person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder.

     2. Effect of Supplemental Indenture. From and after the Amendment Operative Time (as defined below), Section 1.01 of the Indenture shall be amended as set forth in Section 1 hereof. Each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as amended and supplemented by this Supplemental Indenture unless the context otherwise requires. The Indenture as amended and supplemented by this Supplemental Indenture shall be read, taken and construed as one and the same instrument, and every Holder heretofore or hereafter authenticated and delivered under the Indenture as supplemented by this Supplemental Indenture shall be bound thereby
     3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
     4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuers and the Guarantors.
     6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     7. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

GRAHAM PACKAGING COMPANY, L.P.
By:	GPC Opco GP, LLC, its general partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GPC CAPITAL CORP. I
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING HOLDINGS COMPANY
By:	BCP/Graham Holdings LLC, its general partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Assistant Treasurer

GPAC SUB LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GPC SUB GP LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM PACKAGING ACQUISITION CORP
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING COMERC USA LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING CONTROLLERS USA LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING FRANCE PARTNERS
By:	Graham Packaging Company, L.P., its partner

By:	GPC Opco GP LLC,its general partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING GP ACQUISITION LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Vice Chairman

GRAHAM PACKAGING LP ACQUISITION LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Vice Chairman

GRAHAM PACKAGING INTERNATIONAL PLASTIC PRODUCTS INC.
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING LATIN AMERICA, LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING LEASING USA LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING MINSTER LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING POLAND, L.P.
By:	GPACSUB LLC, its general partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM PACKAGING REGIOPLAST STS INC.
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM PACKAGING TECHNOLOGICAL SPECIALTIES LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

GRAHAM PACKAGING WEST JORDAN, LLC
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM RECYCLING COMPANY, L.P.
By:	GPC Sub GP LLC, its general partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Secretary

GRAHAM PACKAGING LC, L.P.
By:	Liquid Container Inc., its General Partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Vice Chairman

GRAHAM PACKAGING PX HOLDING CORPORATION
By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Vice Chairman

GRAHAM PACKAGING PX, LLC
By:	Graham Packaging PX Holding Corporation,its Sole Member

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer and Vice Chairman

GRAHAM PACKAGING PX COMPANY
By:	Graham Packaging PX Holding Corporation, its partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

By:	Graham Packaging PX, LLC, its partner

By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Thomas Provenzano
	Name:	Thomas Provenzano
	Title:	Vice President

Schedule A
Legal Name
GPAC SUB LLC
GPC Sub GP LLC
Graham Packaging Acquisition Corp.
Graham Packaging Comerc USA LLC
Graham Packaging Controllers USA LLC
Graham Packaging France Partners
Graham Packaging GP Acquisition LLC
Graham Packaging LP Acquisition LLC
Graham Packaging International Plastic Products Inc.
Graham Packaging Latin America, LLC
Graham Packaging Leasing USA LLC
Graham Packaging Minster LLC
Graham Packaging PET Technologies Inc.
Graham Packaging Plastic Products Inc.
Graham Packaging Poland, L.P.
Graham Packaging Regioplast STS Inc.
Graham Packaging Technological Specialties LLC
Graham Packaging West Jordan L.L.C.
Graham Recycling Company, L.P.
Graham Packaging LC, L.P.
Graham Packaging PX Holding Corporation
Graham Packaging PX, LLC
Graham Packaging PX Company